Corporate Presentation November 2025 Exhibit 99.4

Disclaimers Cautionary Statement Regarding Forward-Looking Statements This Presentation contains certain forward-looking statements within the meaning of the federal securities laws and "forward-looking information" within the meaning of Canadian securities laws (collectively, "forward-looking statements").  Forward-looking statements may be identified by the use of the words such as “plan”, “forecast”, “intend”, “development”, “expect”, “anticipate”, “become”, “believe”, “continue”, “could”, “estimate”, “expect”, “goa”, “intends”, “may”, “might”, “plan”, “possible”, “project”, “should”, “would”, “strategy”, “future”, “potential”, “opportunity”, “target”, “term”, “will”, “would”, “will be” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters.  These forward-looking statements include, but are not limited to, statements regarding the potential benefits of the amended protocol for cohort 1 of the LEGEND study, including the potential for patients enrolled under the amended protocol to experience better long-term complete response (“CR”) rates, detalimogene’s potential safety and ease of use profile, the development of detalimogene, the potential benefits of detalimogene, including its ability to become a first line therapy in BCG-unresponsive NMIBC, plans regarding regulatory interactions and a potential biologics license application (“BLA”) submission for detalimogene, estimates and forecasts of financial and performance metrics, projections of market opportunity and market share, the anticipated market acceptance of detalimogene, expectations and timing related to regulatory submissions and commercial product launches and the prospects for regulatory approval of detalimogene.  These forward-looking statements are based on various estimates and assumptions, whether or not identified in this presentation, and on the current expectations of the management of enGene Holdings Inc. ("enGene"), are not predictions of annual performance, and are subject to risks and uncertainties.  Such statements are subject to numerous important factors, risks and uncertainties, many of which are beyond enGene's control, that may cause actual events or results to differ materially from enGene's current expectations. For example, there can be no guarantee that detalimogene will successfully complete necessary clinical development phases, including achieving positive results in the pivotal cohort of the LEGEND study, or that those results or any feedback from regulatory authorities will ultimately lead to a BLA submission for, and the approval of, detalimogene. Management's expectations and, therefore, any forward-looking statements in this presentation could also be affected by risks, uncertainties and assumptions relating to a number of other factors, which could cause the Company’s actual results, performance or achievements to differ materially from those expressed or implied by the forward-looking statements, including, without limitation, the inability of preliminary clinical data to predict the final results of the trial, changes in the results from enGene’s clinical trials, including due to new data collected from the ongoing LEGEND study or future studies, subsequent analysis of existing data, and audit and verification procedures; the content and timing of decisions made by the U.S. Food and Drug Administration and other regulatory authorities; the Company’s ability to recruit and retain qualified scientific and management personnel, establish clinical trial sites and enroll patients in its clinical trials, execute on the Company’s clinical development plans; and ability to secure regulatory approval on anticipated timelines, and other risks and uncertainties detailed in filings with Canadian securities regulators on SEDAR+ and with the U.S. Securities and Exchange Commission (“SEC”) on EDGAR, including those described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2024 (copies of which may be obtained at www.sedarplus.ca or www.sec.gov). You should carefully consider the risks and uncertainties described in the “Risk Factors” section of such Annual Report, as well as other documents if and when filed by enGene from time to time with the SEC and Canadian securities regulators.  If any of these risks materialize or our assumptions prove incorrect, actual events and results could differ materially from those contained in the forward-looking statements.  There may be additional risks that enGene presently knows or that enGene currently believes are immaterial that could also cause actual events and results to differ.  In addition, forward-looking statements reflect enGene’s expectations, plans, or forecasts of future events and views as of the date of this presentation.  enGene anticipates that subsequent events and developments will cause enGene’s assessments to change.  While enGene may elect to update these forward-looking statements at some point in the future, enGene specifically disclaim any obligation to do so, unless required by applicable law.  These forward-looking statements should not be relied upon as representing enGene’s assessments as of any date subsequent to the date of this presentation.  Accordingly, undue reliance should not be placed upon the forward-looking statements contained herein. Intellectual Property This Presentation contains trademarks, service marks, trade names, copyrights, and products of enGene and other companies, which are the property of their respective owners.  The use or display of third parties’ trademarks, service marks, trade names, copyrights, or products in this Presentation is not intended to, and does not, imply a relationship with enGene, or an endorsement of or sponsorship by enGene.  Solely for convenience, the trademarks, service marks, and trade names referred to in this Presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that enGene will not assert, to the fullest extent permitted under applicable law, their rights or the right of the applicable licensor in such trademarks, service marks and trade names. Industry and Market Data This Presentation relies on and refers to certain information and statistics based on estimates by enGene’s management and/or obtained from third party sources which enGene believes to be reliable.  enGene has not independently verified the accuracy or completeness of any such third party information, which involves elements of subjective judgment and analysis that may or may not prove to be accurate.  None enGene, or its affiliates or any third parties that provide information to enGene or its affiliates, such as market research firms, guarantees the accuracy, completeness, timeliness, or availability of any information.  None enGene, or its affiliates, or any third parties that provide information to enGene, and its affiliates, such as market research firms, is responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or the results obtained from the use of such content.  enGene may have supplemented such information where necessary, taking into account publicly available information about other industry participants and enGene management’s best view as to information that is not publicly available.  Neither enGene nor its affiliates give any express or implied warranties with respect to the information included herein, including, but not limited to, any warranties regarding its accuracy or of merchantability or fitness for a particular purpose or use, and they expressly disclaim any responsibility or liability for direct, indirect, incidental, exemplary, compensatory, punitive, special, or consequential damages, costs, expenses, legal fees, or losses (including lost income or profits and opportunity costs) in connection with the use of the information herein. Lead Program (detalimogene voraplasmid) The lead program described herein is an investigational drug therapy that has not been subject to testing designed to demonstrate that the therapy is effective in humans or to provide a basis to predict in advance whether an adequate level of efficacy in humans will be demonstrated in further testing.  Although deemed sufficient to permit further testing, the limited, early Phase 1 testing to date is not a sufficient basis on which to predict efficacy or safety.  Although the FDA has indicated that the Phase 2 portion of the current LEGEND study may potentially support BLA approval, that outcome will depend entirely on the results of Phase 2 clinical testing, which are not expected to be available until 2026.

Detalimogene Voraplasmid for Non-Muscle Invasive Bladder Cancer Designed for Seamless Integration into High-Volume Urology Practices Transformational Market Opportunity in Area of High Unmet Need Novel class of drug: non-viral gene therapy Powerful and coordinated immune activation across two major axes Clinical benefit and best-in-class ease-of-use Clinical activity, favorable safety, and a streamlined patient experience Near term planned catalysts Data Update: 2H 2026 BLA Submission: 2H 2026 Potential Launch: 2027

DDX Platform: Unique Non-Viral Gene Therapy Without the Headaches Large Genetic Cargo Non-Immunogenic Low Cost of Goods/ No Specialized Handling Detalimogene

NMIBC Represents 75-80% of Bladder Cancer Diagnoses

US Prevalent Bladder Cancer
~730,000

US Incident Bladder Cancer
~85,000/year

Non-Muscle Invasive
~65,000/year

HR NMIBC
~25,000/year

NMIBC Patients Segmentation

- ***CIS +/- papillary tumors***
- ***Papillary tumors only***



Bladder Mucosa
Lamina propria
Inner muscle
Outer muscle
CIS/Tis
Ta
T1
Papillary Tumors
Carcinoma *in situ*
Non-invasive papillary tumors
Papillary tumor that invades subepithelial connective tissue

Sources: SEER database; Knowles et al., Nat Rev Cancer 15, 25–41 (2015); Isharwal and Konety, Indian Journal of Urology, 2015; TNM Classification, 8th Edition; Tan et al., Eur Urol Oncol (2022): https://doi.org/10.1016/j.euo.2022.05.005, Nielson et al. Cancer. 2013 Oct 10;120(1):86–95. doi: 10.1002/cncr.28397.

5

NMIBC: Slow Progression but High Incidence, Cost, and Recurrence Rate

NMIBC is highly recurrent but slow progressing:

20% progress to MIBC over 10 years

Bladder cancer is common:

6th most common
by incidence

Bladder cancer is expensive to manage:

>$6.5B/year
total cost

MIBC = Muscle-invasive bladder cancer
Sources: Mossanen M, Gore JL, Curr Opin Urol. 2014 Sep;24(5):487-91; Clark O et al., Pharmacoecon Open. 2024 Aug 18; https://seer.cancer.gov/statfacts/html/common.html#comparison, van den Bosch and Witjes, Eur Urol. 2011 Sep;60(3):493-500.

6

While Curative, Cystectomy is a Last Resort: Vast Unmet Need Remains



HR NMIBC Diagnosis
BCG
New Therapies
IVI Chemo
Radical Cystectomy

BCG
- ✗ Chronic supply shortage
- ✗ Poor long-term tolerability

IVI Chemo

Used as BCG backstop
- ✗ Poor efficacy

Radical Cystectomy
- ✗ 6-15% mortality rate
- ✗ High morbidity
- ✗ Decreased QoL (e.g., stoma bag, sexual dysfunction)

NMIBC Market Forecast based on internal estimates utilizing multiple source data

Additional Sources: Schneider, Bryan J., et al. J Clin Onc 39.36 (2021): 4073-4126; Merck Press Release (https://www.merck.com/stories/facing-a-global-shortage-merck-commits-to-meeting-patient-demand/); https://www.auanet.org/about-us/bcg-shortage-info; product USPI, Korkes et al. Urol Int (2023) 107 (1): 96–104; Stitzenberg et al. J Clin Onc, 33.5 (2015): 455-464.2015; Djaladat et al. World J Uro, 35 (2017): 907-911, Gore et al., J Urol (2025); 213(5S2):e3.

7

FDA Guidance Highlights Unmet Need for Long-Term Bladder Preservation

2018 — **FDA Guidance issued** for single-arm (n~100) studies to promote development of new therapies

2020 — KEYTRUDA® (pembrolizumab) Approved

2022 — ADSTILADRIN® (nadofaragene firadenovec-vncg) suspension, for intravesical use / 3 x 10[11] viral particles/mL Approved

2023 — Anktiva® (nogapendekin alfa inbakicept-pmln) Approved (combination with BCG)

2024 — **FDA Guidance revised;** supports need for new therapies

2025 — inlexzo™ gemcitabine intravesical system | 225 mg Approved

2018 | 2019 | 2020 | 2021 | 2022 | 2023 | 2024 | 2025

Sources: Mossanen M, Gore JL, Curr Opin Urol. 2014 Sep;24(5):487-91; Clark O et al., Pharmacoecon Open. 2024 Aug 18; https://seer.cancer.gov/statfacts/html/common.html#comparison, van den Bosch and Witjes, Eur Urol. 2011 Sep;60(3):493-500, Keytruda USPSI, Adstiladrin USPSI, Anktiva USPSI, Inlexzo USPSI

8

Community Urologists Balance a Range of Needs in Selecting Treatments

Urologist Primary Practice Settings



67%
Community Practices

Community Urologist Treatment Considerations: Tolerability, Efficacy & Ease of Use



Tolerability
12-month CR Rate
12-month DOR Rate
Lack of Freezer Storage & Thaw Time Requirements
Cost of Treatment/Coverage
Ease of Administration
Any time CR Rate
0%
20%
40%
60%
80%
100%
% of Respondents that Listed in Top 5 (of 10 options)

Community practice includes private practice, public or private hospital, and health system or HMO.
Sources: "The State of the Urology Workforce and Practice in the United States, 2024" American Urological Association Education and Research, Inc. Raymond James & Associates "Community Urologist Survey (n=25) Supportive of enGene's Strategy" October 2025.

9

Practice Operations are Strained: Time Savings are Economically Valuable

Staff Shortage



- <5 urologists per 100,000 population
- Nursing vacancies
- High turnover

Revenue Pressure



- Reduced reimbursement for surgery
- Increased cost for procedures



- Buy+Bill 5% of revenue in 2008 and grown to 15-20% in 2025
- Products requiring fewer clinical resources are preferred

Sources: "The State of the Urology Workforce and Practice in the United States, 2024" American Urological Association Education and Research, Inc, McKinsey & Company "Assessing the Lingering Impact of COVID-19 on the Nursing Workforce" 2024, Hyman et al., J of Urol 2025 April 213(5S) Supplement e288, Kopechek et al. Urol Pract 2025 Jul;12(4):380-390, enGene internal estimate.

10

Detalimogene: Designed to Meet the Needs of Urologists and Patients Preliminary evidence of clinical activity* Non-viral gene therapy designed for streamlined clinical experience *LEGEND phase 1 reported data and September 2024 and November 2025 preliminary pivotal phase 2 reported data Efficacy Ease-of-Use Safety Generally mild treatment related adverse events*

Non-Viral Coordinated Immune Activation Across Two Major Axes

Plasmid Encodes Three Immune-Stimulatory Genes to Activate Both Innate and Adaptive Pathways


Bladder lumen
Detalimogene
Intracellular
dsRNA agonists of RIG-I
Activate intracellular RIG-I receptor
DNA plasmid
Secreted IL-12
Locally stimulates incoming T cells

Innate immune system activation: dual RIG-I agonists

- Activates NK cells and dampens suppressor cells to promote killing
- Drives T-cell recruitment and neoantigen presentation

Adaptive immune system activation: secreted IL-12

- T-cell–dependent cytokine response promotes tumor killing and immune memory
- Bladder-restricted production reduces potential for systemic AEs

dsRNA, double-stranded RNA; IL-12, interleukin-12; IVI, intravesical instillation, NK, natural killer; RIG-I, retinoic acid–inducible gene I.
Narayan VM, et al. Poster presented at: ASCO Genitourinary Cancers Symposium; February 13-15, 2025; San Francisco, CA.

12

DDX Platform Designed to Support Industrial-Scale Manufacturing e e e e e - - - - - (Stabilizes Nanoparticle) PEG-PLE Bulk Mixing In-line Mixing PEGylated DDX/DNA Nanoparticle (Non-Viral Drug Product) DDX/DNA Nanoparticle + + + + + + + Non-viral, lyophilized drug product No special delivery or handling Established at-scale manufacturing Regulatory validation batches near completion + + + + + + + DDX: Proprietary Sugar Polymer (Facilitates Cellular Uptake) Plasmid DNA (Encodes Genetic Cargo) - - - - - - - - - + 2 4 3 1

Multiple LEGEND Cohorts Maximize Detalimogene's Potential

		Pre-Clinical	Phase 1	Pivotal	*Status*
Detalimogene Voraplasmid (intravesical)	**BCG-Unresponsive NMIBC with Cis** Key Protocol Amendments Implemented Q4 2024	Completed	Completed	Active	Fully Enrolled 125 patients
	Cohort 2a: BCG-Naïve NMIBC with CIS*			Active	30 patients
	Cohort 2b: BCG-Exposed NMIBC with CIS*			Active	45 patients
	Cohort 3: BCG-Unresponsive NMIBC, Papillary-Only*			Active	36 patients
DDX Platform	Urological Targets (undisclosed)	Active			Preclinical activity ongoing

Legend: Completed; Active

Comprehensive IP Portfolio Through at Least 2040

*These additional non-pivotal cohorts of the LEGEND study provide further opportunity to demonstrate the potential use of detalimogene in clinical settings with unmet need.
Progress as of October 24, 2025. All cohorts are currently in Phase 2 clinical trials. All NMIBC cohorts refer to high-risk NMIBC unless otherwise specified
Expected data update, timelines, enrollment targets, and anticipated milestones reflect enGene management's current estimate and are subject to change

14

Pivotal Study Target Enrollment Achieved Patients: BCG-Unresponsive High-risk NMIBC with CIS Design: Global, single-arm, open label N = 125 (fully enrolled) Dosing2: Year 1: 800μg/ml IVI at weeks 1,2,5,6 Q3M Year 2-3 (Maintenance): 800μg/ml IVI at weeks 1,2 Q3M Primary Endpoint: Anytime CR rate Key Secondary Endpoint: Duration of Response 1: IVI = Intravesical. LEGEND allows patients from any cohort who are in complete response at 12 months to continue receiving detalimogene on a dose-reduced maintenance schedule throughout their second year of treatment. At the end of year two, patients may optionally elect to remain on maintenance therapy for another year, for a total of three years of therapy.

Enrollment Complete: 125 Patients Enrolled in Pivotal Cohort 125 Total Intention to Treat Population (ITT) Pts. 94 Post-Amendment Pts. (75%) 31 Pre-Amendment Pts. (25%) November update based on Oct. 24, 2025 data cut FDA review and agreement on Statistical Analysis Plan (SAP) will impact final patient (n) 62 of 94 Received at least one post-baseline assessment 21 (Sept.’24 Data cut) +10 additional pts.= 31 pts

LEGEND Pivotal Cohort Pre- and Post-Protocol Amendment Characteristics Baseline characteristic POST N=94 PRE N=31 Gender, n (%) Male 76 (80.9) 25 (80.6) Female 18 (19.1) 6 (19.4) Age, years Mean (SD) 69.6 (10.1) 71.8 (10.4) Median (range) 70.5 (35, 85) 74 (46, 90) BCG Doses Median 12.5 12.0 Range 7, 50 6, 33 Tumor Stage, n (%) T1 + CIS 7 (7.4) 3 (9.7) Ta + CIS 33 (35.1) 9 (29.0) CIS 54 (57.4) 19 (61.3) Very High-Risk Characteristics in a High Percentage of Patients ~33% of patients had received additional therapy other than BCG ~42% of patients had CIS + concurrent papillary disease (Ta/T1)

***Post*-Protocol Amendment** - Preliminary Data

Post Protocol Amendment		Any Time (N=62)	3 Month (N=62)	6 Month (N=37)**
ITT N=62*	CR Rate	63% (CI:51-74)	56% (CI: 44-68)	62% (CI: 46-76)
			KM Estimate	63%

- **FOUR** 3-month non-CRs converted to CR at 6-month assessment
- Of the 23 responders at 6-months, at the 9-month assessment:
  - **FIVE of FIVE** evaluable pts. had a CR
  - 17 pts. are pending evaluation
  - 1 pt. dropped out prior to assessment

*ITT: Post-protocol amendment patients in Cohort 1 who received at least 1 dose of treatment and had at least 1 post-baseline disease assessment.
** CR rate at 6 months includes only patients who were evaluable at the 6-month timepoint or had disease progression prior to the 6-month assessment.
CR assessment based on cystoscopy, urine cytology and/or biopsy as defined in the LEGEND Protocol.
CI: 95% Confidence Interval
Data as of October 24, 2025; Data collection and cleaning is ongoing.

18

Evolution of CR Rate With Protocol Amendment

Post-Protocol Amendment

N=62 as of Oct. 2025		Any Time (N=62)	3 Month (N=62)	6 Month (N=37)**
ITT Population*	CR Rate	63% (CI: 51-74)	56% (CI: 44-68)	62% (CI: 46-76)
			KM Estimate	63%

Pre-Protocol Amendment

N=31 as of Oct. 2025		Any Time (N=31)	3 Month (N=31)	6 Month (N=27)**
ITT Population*	CR Rate	55% (CI: 38-71)	55% (CI: 38-71)	41% (CI: 25-59)
			KM Estimate	42%

- Pre-protocol amendment pts. had a markedly lower 12-month CR rate than approved products for BCG-unresponsive NMIBC
- FDA review and agreement on Statistical Analysis Plan (SAP) will impact final patient (n)
- Following FDA interaction, primary endpoint changed from CR rate at 12-months to CR rate at any time

*ITT: Post/pre-protocol amendment patients, respectively, who received at least 1 dose of treatment and had at least 1 post-baseline disease assessment.
** CR rate at 6 months includes only patients who were evaluable at the 6-month timepoint or had disease progression prior to the 6-month assessment.
CR assessment based on cystoscopy, urine cytology and/or biopsy as defined in the LEGEND Protocol.
CI: 95% Confidence Interval
Data as of October 24, 2025; Data collection and cleaning is ongoing.

19

Cohort 1 Tolerability Update: All Patients (n = 125) * 2 patients experienced urinary tract infection, 1 experienced pyelonephritis. 0 discontinuations due to Grade 3 TRAEs. Data as of October 24, 2025; Data collection and cleaning is ongoing, TRAE = Treatment-Related Adverse Event. Any Grade Grade 1 Grade 2 Grade 3 Grade 4/5 Patients with ≥ 1 TRAE 53 (42.4%) 47 (37.6%) 23 (18.4%) 3 (2.4%)* 0 (0) TRAE Reported in >10% patients: Bladder Spasm 13 (10.4%) 7 (5.6%) 7 (5.6%) 0 (0) 0 (0) Dysuria 15 (12.0%) 14 (11.2%) 1 (0.8%) 0 (0) 0 (0) Fatigue 21 (16.8%) 19 (15.2%) 2 (1.6%) 0 (0) 0 (0) Micturition urgency 13 (10.4%) 8 (6.4%) 5 (4.0%) 0 (0) 0 (0) Pollakiuria 13 (10.4%) 9 (7.2%) 4 (3.2%) 0 (0) 0 (0) TRAEs Leading to Dose Interruptions Dose Discontinuations 2 (1.6%) 1 (0.8%)

Patients Practice Designed to Streamline Experience for Patients and Urology Practices Fewer doses per 12-week cycle than BCG induction 1-hour total chair time in clinical trials and no thaw or pre-wash steps No urine bleaching or close contact precautions with loved ones Storage at 2-8°C* possible Administered by nurses in exam rooms No decontamination or HCP exposure precautions Detalimogene *Subject to confirmation from the FDA.

Any Time CR Rate: Efficacy in Range With Novel Products

6-Month CR Rate Trending Competitively

	Detalimogene Pre-Amendment	Detalimogene Post-Amendment	Cretostimogene		Inlexzo	Keytruda	Adstiladrin	Anktiva + BCG
Trial	LEGEND	LEGEND	BOND-002[1]	BOND-003[2]	SunRISe-1[3]	KEYNOTE-057[4]	NCT02773849[5]	QUILT 3.032[6]
CR Rate, Any Time	55%	**63%**	65%	76%	82%	41%	51%	62%
Duration of Response ≥ 12 mon.%(n)	TBD	Insufficient Data	Not disclosed	Not disclosed	51% (35)	46% (18)	46% (23)	58% (28)
CR Rate, 6m	41%	**62%**	44%	63%	59%[7]	34%	41%	56%
Sample Size	N = 31	N = 62	N = 46	N = 110	N = 83	N = 96	N = 98	N = 77

These data are presented for informational purposes and are not based on any head-to-head or comparator clinical studies. Cross-trial comparisons are inherently limited and may suggest misleading similarities or differences. Accordingly, no direct comparisons should be made.

*As of the LEGEND Study's data cut from the pivotal cohort (24 October 2025). Final LEGEND Cohort 1 population may include patients from pre- and post-protocol changes, as well as patients not included in this analysis.
1: CG AUA 2023 Presentation. 2: CG oncology BOND-003 Investor Call presentation, accessed May 1, 2025. 6m CR rate derived from internal calculation based on BOND-003 investor presentation. 3: Based on Inlexzo USPI. 4: Based on Keytruda USPI. 6m CR rates based on internal calculation from data available in Balar et al., Lancet Onc 2021 Jul;22(7):919-930; 5: Based on Adstiladrin USPI. 6m rates from Boorjian et al, Lancet Onc 2021 Jan;22(1):107-117 with N=103. 6: Based on Anktiva USPI. 6m rates from Chamie et al., NEJM 2023 Jan;2(1):EVIDoa2200167. 7: Daneshmand et al., J of Clin Oncol 2025 Jul; 00:1-11.

Note: To-date, no head-to-head comparisons of any other products to any of our product candidates in any clinical trial have been completed; results have been obtained from different trials with different designs, endpoints and patient populations; results may not be comparable.

22

Trending to Best-in-Class Tolerability for Detalimogene Investigational Agents based on TRAEs*** Deta n=125 Creto n = 112 Any Grade 42% 63% Serious 1.6% 1.8% Fatal 0 0 Dose Interruptions 1.6% Not reported Dose Discontinuations 0.8% 0 Source Internal Data* CG Investor Deck** Approved Products based on ADRs*** Inlexzo n=85 Adstiladrin n=157 Anktiva + BCG n=88 Keytruda n=148 84% Not disclosed Not disclosed 66% 24% 11% 16% 28% 1.2% None noted 1.1% None noted 41% 34% 34% 22% 7% 2% 7% 11% USPI USPI USPI USPI *Data Cutoff: October 24, 2025; Data collection and cleaning is ongoing. ** September 9, 2025 Investor Deck. *** TRAEs: Treatment-related Adverse Events; ADRs: Adverse Drug Reactions Note: To-date, no head-to-head comparisons of any other products to any of our product candidates in any clinical trial have been completed; results have been obtained from different trials with different designs, endpoints and patient populations; results may not be comparable.

Designed for Logistical and Post-Treatment Protocol Simplicity

Ease of Use	Non-Viral Gene Therapy	Viral Gene Therapy	Chemo Device Combination	Bacterial Therapy	Checkpoint Inhibitor
No Complex Shipping & Storage	✓	✘	✓	✓	✓
Short Single-Step Administration/Procedure	✓	✘	✘	✓	✓
No Viral/Bacterium Decontamination or HCP Exposure Precautions	✓	✘	✓	✘	✓
No Post-Treatment Patient Precautions	✓	✘	✘	✘	✓
No Requirement for Specially Qualified Staff and/or Facility	✓	✓	✘	✓	✘

Sources: Adstiladrin USPI, Inlexzo USPI, BCG USPI, Keytruda USPI, CG Oncology Corporate Presentation accessed November 5 2025, Raymond James & Associates "Community Urologist Survey Supportive of enGene's Strategy" October 2025

24

Logical Sequencing – A Critical Future Consideration for Long-Term Care HR NMIBC Diagnosis BCG Chemotherapy, CPI & Clinical Trials Radical Cystectomy HR NMIBC Diagnosis BCG Non-Viral Gene Therapy Chemotherapy Referral to Academic Center Viral Gene Therapy Checkpoint Radical Cystectomy Future Past

Experience Developing and Commercializing Highly Successful Medicines



RON COOPER
Chief Executive Officer

Chief Executive Officer, Albireo Pharma

President, Europe, Bristol Myers Squibb



HUSSEIN SWEITI, M.D.
Chief Medical Officer

Global Medical Head, Oncology Clinical Development, Johnson & Johnson



ANTHONY CHEUNG, Ph.D.
Chief Scientific Officer

Co-founder, enGene

Co-inventor All Key enGene Patents



AMY POTT
Chief Global Commercialization Officer

Head, Rare Disease & Ophthalmology, Global Commercial, Astellas

Head, Internal Medicine & Oncology, Commercial, Shire



RYAN DAWS
Chief Financial Officer

CFO Roles: Concert Therapeutics, Obsidian Therapeutics

Investment Banker Roles: Cowen, Stifel, Baird



ALEX NICHOLS, Ph.D.
Chief Strategy & Operations Officer

Co-Founder and CEO, Mythic Therapeutics

Flagship Pioneering



JOAN CONNOLLY
Chief Technology Officer

Chief Technology Officer, Albireo Pharma

SVP Technical Operations, Stemline Therapeutics



LEE GIGUERE
Chief Legal Officer & Secretary

CLO, Obsidian Therapeutics

General Counsel, Chiasma Inc.

Karyopharm Therapeutics, Boston Scientific, Goodwin Procter



JILL BUCK
Chief Development Officer

Head, Clinical Development Operations, Rare Disease, Ipsen

Albireo Pharma, Ziopharm Oncology, Synageva Biopharma



MATTHEW BOYD
Chief Regulatory Officer

VP, Head of Regulatory Affairs, Zambon USA

VP, Regulatory Affairs, Albireo Pharma

26

Detalimogene Voraplasmid: Designed to be the First Line After BCG Transformational Opportunity Streamlines Clinical Workflow Designed for Patient Impact Near-Term Planned Catalysts NMIBC market forecasted to be >$20B Non-viral DDX Platform Enables Gene Therapy Without the Headaches Demonstrated Clinical Activity, Favorable Safety, and a Streamlined Patient Experience Data Update Following FDA Interactions: 2H 2026 BLA Filing: 2H 2026 Potential Launch: 2027 Well-Capitalized, with Runway Projected into 2027

Protocol Changes Prior LEGEND Protocol Current LEGEND Protocol T1 disease at pre-enrollment screen Surgically resect lesion via TURBT Enroll patient Perform 2nd resection at lesion site and restage If residual T1 disease present, patient ineligible Ta disease detected at 3 months Response deemed “Progressive Disease” Discontinue patient from study Surgically resect lesion via TURBT Re-induce patient with detalimogene Assessment of Suspected CIS or other disease Patient may be discontinued from study based only on visual impression of CIS Discontinuation requires biopsy confirmation of disease LEGEND Pivotal Cohort Protocol Amendment Q’4 2024 Aligns with Standard of Care and AUA Guidelines

Pre-Protocol Amendment Data - Preliminary Data Sept. 2024 Data Cut Updated With Additional Patients N=31 Data Cut Oct. 2025 Any Time (N=31) 3 Month (N=31) 6 Month (N=27)** ITT Population* CR Rate 55% (CI: 38-71) 55% (CI: 38-71) 41% (CI: 25-59) KM Estimate 42% N=21 Data Cut Sept. 2024 Any Time (N=21) 3 Month (N=21) 6 Month (N=17)** ITT Population* CR Rate 71% (CI: 50-86) 67% (CI: 45-83) 47% (CI: 26-69) KM Estimate 51% +10 additional patients not evaluable as of Sept. 2024 cutoff *ITT: Pre-protocol amendment patients in Cohort 1 who received at least 1 dose of treatment and had at least 1 post-baseline disease assessment. ** CR rate at 6 months includes only patients who were evaluable at the 6-month timepoint or had disease progression prior to the 6-month assessment. CR assessment based on cystoscopy, urine cytology and/or biopsy as defined in the LEGEND Protocol. CI: 95% Confidence Interval Data as of October 24, 2025; Data collection and cleaning is ongoing.

Enrollment Rate Heavily Skewed to Last 10 Months Bolus of 12-month Patient Evaluations in 2H 2026